                         ===============================

                                XCEL ENERGY INC.
                            (A MINNESOTA CORPORATION)


                                       AND


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                     TRUSTEE

                                    ---------

                                    INDENTURE

                            DATED AS OF ____________

                                    ---------

               ==================================================

                    PROVIDING FOR ISSUANCE OF DEBT SECURITIES

                        CROSS REFERENCE SHEET SHOWING THE
              LOCATION IN THE INDENTURE OF THE PROVISIONS INSERTED PURSUANT TO SECTIONS 310 THROUGH 318(a) INCLUSIVE OF
                         THE TRUST INDENTURE ACT OF 1939

SECTION OF TRUST
 INDENTURE ACT                                             SECTION OF INDENTURE                            PAGE
----------------                     ---------------------------------------------------------------       ----
       310(a)(1)                      8.9                                                                   36
       310(a)(2)                      8.9                                                                   36
       310(a)(3)                      NOT APPLICABLE                                                        --
       310(a)(4)                      NOT APPLICABLE                                                        --
       310(a)(5)                      8.9                                                                   36
       310(b)                         8.8                                                                   36
       310(c)                         NOT APPLICABLE                                                        --
       311(a)                         8.14                                                                  38
       311(b)                         8.14                                                                  38
       311(c)                         NOT APPLICABLE                                                        --
       312(a)                         6.1(a)                                                                24
       312(b)                         6.1(b)                                                                24
       312(c)                         6.1(c)                                                                25
       313(a)                         6.3(a)                                                                26
       313(b)                         6.3(b)                                                                26
       313(c)                         6.3(d)                                                                26
       313(d)                         6.3(c) and 6.3(d)                                                     26
       314(a)                         6.2(a), 6.2(b) and 6.2(c)                                             25
       314(b)                         NOT APPLICABLE                                                        --
       314(c)(1)                      Definition of Officers' Certificate, and 14.5(a)                    4;49
       314(c)(2)                      Definition of Opinion of Counsel and 14.5                           4;49
       314(c)(3)                      NOT APPLICABLE                                                        --
       314(d)(1)                      NOT APPLICABLE                                                        --
       314(d)(2)                      NOT APPLICABLE                                                        --
       314(d)(3)                      NOT APPLICABLE                                                        --
       314(e)                         14.5(b)                                                               49
       314(f)                         NOT APPLICABLE                                                        --
       315(a)                         8.1 and 8.2                                                        33-34
       315(b)                         7.8                                                                   32
       315(c)                         8.1(a)                                                                33
       315(d)                         8.1(b)                                                                33
       315(e)                         7.9                                                                   32
       316(a)                         7.7                                                                   31
                                      9.4                                                                   40
                                      12.2                                                                  46
       316(b)                         7.4                                                                   30
                                      12.2                                                                  46


SECTION OF TRUST
 INDENTURE ACT                                             SECTION OF INDENTURE                            PAGE
----------------                     ---------------------------------------------------------------       ----
       316(c)                         9.6                                                                   41
       317(a)(1)                      7.2(b)                                                                29
       317(a)(2)                      7.2(c)                                                                29
       317(b)                         4.2                                                                   21
                                      5.4                                                                   22
       318(a)                         14.7                                                                  50

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
ARTICLE I.            DEFINITIONS................................................................................1

     Section 1.1.          General...............................................................................1
     Section 1.2.          Trust Indenture Act...................................................................1
     Section 1.3.          Definitions...........................................................................2

ARTICLE II.           FORM, ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF SECURITIES............................7

     Section 2.1.          Form Generally........................................................................7
     Section 2.2.          Form Of Trustee's Certificate Of Authentication.......................................7
     Section 2.3.          Amount Unlimited......................................................................7
     Section 2.4.          Denominations, Dates, Interest Payment And Record Dates...............................7
     Section 2.5.          Execution, Authentication, Delivery And Dating........................................9
     Section 2.6.          Exchange And Registration Of Transfer Of Securities..................................11
     Section 2.7.          Mutilated, Destroyed, Lost Or Stolen Securities......................................13
     Section 2.8.          Temporary Securities.................................................................13
     Section 2.9.          Cancellation Of Securities Paid, Etc.................................................14
     Section 2.10.         Interest Rights Preserved............................................................14
     Section 2.11.         Special Record Date..................................................................14
     Section 2.12.         Payment Of Securities................................................................14
     Section 2.13.         Securities Issuable In The Form Of A Global Security.................................15

ARTICLE III.          REDEMPTION OF SECURITIES..................................................................17

     Section 3.1.          Applicability Of Article.............................................................17
     Section 3.2.          Notice Of Redemption; Selection Of Securities........................................17
     Section 3.3.          Payment Of Securities On Redemption; Deposit Of Redemption Price.....................18

ARTICLE IV.           SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS..............................................20

     Section 4.1.          Satisfaction And Discharge...........................................................20
     Section 4.2.          Deposited Moneys To Be Held In Trust By Trustee......................................21
     Section 4.3.          Paying Agent To Repay Moneys Held....................................................21
     Section 4.4.          Return Of Unclaimed Moneys...........................................................21

ARTICLE V.            PARTICULAR COVENANTS OF THE COMPANY.......................................................22

     Section 5.1.          Payment Of Principal, Premium And Interest...........................................22
     Section 5.2.          Office For Notices And Payments, Etc.................................................22
     Section 5.3.          Appointments To Fill Vacancies In Trustee's Office...................................22
     Section 5.4.          Provision As To Paying Agent.........................................................22
     Section 5.5.          Certificates And Notice To Trustee...................................................23

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               PAGE
                                                                                                               ----
ARTICLE VI.           SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE...........................24

     Section 6.1.          Securityholder Lists.................................................................24
     Section 6.2.          Securities And Exchange Commission Reports...........................................25
     Section 6.3.          Reports By The Trustee...............................................................26

ARTICLE VII.          REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENTS OF DEFAULT..........................26

     Section 7.1.          Events Of Default....................................................................26
     Section 7.2.          Payment Of Securities On Default; Suit Therefor......................................28
     Section 7.3.          Application Of Moneys Collected By Trustee...........................................29
     Section 7.4.          Proceedings By Securityholders.......................................................30
     Section 7.5.          Proceedings By Trustee...............................................................31
     Section 7.6.          Remedies Cumulative And Continuing...................................................31
     Section 7.7.          Direction Of Proceedings And Waiver Of Defaults By Majority Of Securityholders.......31
     Section 7.8.          Notice Of Default....................................................................32
     Section 7.9.          Undertaking To Pay Costs.............................................................32

ARTICLE VIII.         CONCERNING THE TRUSTEE....................................................................33

     Section 8.1.          Duties And Responsibilities Of Trustee...............................................33
     Section 8.2.          Reliance On Documents, Opinions, Etc.................................................34
     Section 8.3.          No Responsibility For Recitals, Etc..................................................35
     Section 8.4.          Trustee, Authenticating Agent, Paying Agent Or Registrar May Own Securities..........35
     Section 8.5.          Moneys To Be Held In Trust...........................................................35
     Section 8.6.          Compensation And Expenses Of Trustee.................................................35
     Section 8.7.          Officers' Certificate As Evidence....................................................36
     Section 8.8.          Conflicting Interest Of Trustee......................................................36
     Section 8.9.          Existence And Eligibility Of Trustee.................................................36
     Section 8.10.         Resignation Or Removal Of Trustee....................................................36
     Section 8.11.         Appointment Of Successor Trustee.....................................................37
     Section 8.12.         Acceptance By Successor Trustee......................................................37
     Section 8.13.         Succession By Merger, Etc............................................................38
     Section 8.14.         Limitations On Rights Of Trustee As A Creditor.......................................38
     Section 8.15.         Authenticating Agent.................................................................39

ARTICLE IX.           CONCERNING THE SECURITYHOLDERS............................................................40

     Section 9.1.          Action By Securityholders............................................................40
     Section 9.2.          Proof Of Execution By Securityholders................................................40
     Section 9.3.          Who Deemed Absolute Owners...........................................................40

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               PAGE
                                                                                                               ----
     Section 9.4.          Company-Owned Securities Disregarded.................................................40
     Section 9.5.          Revocation Of Consents; Future Holders Bound.........................................41
     Section 9.6.          Record Date For Securityholder Acts..................................................41

ARTICLE X.            SECURITYHOLDERS' MEETING..................................................................41

     Section 10.1.         Purposes Of Meetings.................................................................41
     Section 10.2.         Call Of Meetings By Trustee..........................................................42
     Section 10.3.         Call Of Meetings By Company Or Securityholders.......................................42
     Section 10.4.         Qualifications For Voting............................................................42
     Section 10.5.         Regulations..........................................................................42
     Section 10.6.         Voting...............................................................................43
     Section 10.7.         Rights Of Trustee Or Securityholders Not Delayed.....................................44

ARTICLE XI.           CONSOLIDATION, MERGER, SALE, TRANSFER OR OTHER DISPOSITION................................44

     Section 11.1.         Company May Consolidate, Etc. Only On Certain Terms..................................44
     Section 11.2.         Successor Corporation Substituted....................................................44

ARTICLE XII.          SUPPLEMENTAL INDENTURES...................................................................45

     Section 12.1.         Supplemental Indentures Without Consent Of Securityholders...........................45
     Section 12.2.         Supplemental Indentures With Consent Of Securityholders..............................46
     Section 12.3.         Compliance With Trust Indenture Act; Effect Of Supplemental Indentures...............47
     Section 12.4.         Notation On Securities...............................................................47
     Section 12.5.         Evidence Of Compliance Of Supplemental Indenture To Be Furnished Trustee.............47

ARTICLE XIII.         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...........................47

     Section 13.1.         Indenture And Securities Solely Corporate Obligations................................47

ARTICLE XIV.          MISCELLANEOUS PROVISIONS..................................................................48

     Section 14.1.         Provisions Binding On Company's Successors...........................................48
     Section 14.2.         Official Acts By Successor Corporation...............................................48
     Section 14.3.         Notices..............................................................................48
     Section 14.4.         Governing Law........................................................................48
     Section 14.5.         Evidence Of Compliance With Conditions Precedent.....................................49
     Section 14.6.         Business Days........................................................................50
     Section 14.7.         Trust Indenture Act To Control.......................................................50
     Section 14.8.         Table Of Contents, Headings, Etc.....................................................50
     Section 14.9.         Execution In Counterparts............................................................50
     Section 14.10.        Manner Of Mailing Notice To Securityholders..........................................50

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               PAGE
                                                                                                               ----

     Section 14.11.        Approval By Trustee Of Expert Or Counsel.............................................50



EXHIBIT A         Form of Global Security.......................................................................A-1
EXHIBIT B         Form of Security..............................................................................B-1

         THIS INDENTURE, dated as of ____________, between XCEL ENERGY INC., a corporation duly organized and existing under the laws of the State of Minnesota (the "COMPANY"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as trustee (the "TRUSTEE").

                                   WITNESSETH

         WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "SECURITIES"), to be issued as in this Indenture provided;

         AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized;

         NOW THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Securities are, and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Securities by the Holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of this Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Securities, as follows:

                                   ARTICLE I.

                                   DEFINITIONS

SECTION 1.1. GENERAL. The terms defined in this Article I (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article I.

SECTION 1.2. TRUST INDENTURE ACT. (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture.

         (b) Unless otherwise indicated, all terms used in this Indenture that are defined by the TIA, defined by the TIA by reference to another statute or defined by a rule of the Commission under the TIA shall have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

SECTION 1.3. DEFINITIONS. For purposes of this Indenture, the following terms shall have the following meanings.

AUTHENTICATING AGENT:

The term "AUTHENTICATING AGENT" shall mean any agent of the Trustee which shall be appointed and acting pursuant to Section 8.15 hereof.

AUTHORIZED AGENT:

The term "AUTHORIZED AGENT" shall mean any agent of the Company designated as such by an Officers' Certificate delivered to the Trustee.

BOARD OF DIRECTORS:

The term "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or the Financing Committee of such Board or any other duly authorized committee of such Board.

BOARD RESOLUTION:

The term "BOARD RESOLUTION" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

BUSINESS DAY:

The term "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the corporate trust office of the Trustee is located, are obligated or authorized by law or executive order to close.

COMMISSION:

The term "COMMISSION" shall mean the United States Securities and Exchange Commission, or if at any time hereafter the Commission is not existing or performing the duties now assigned to it under the TIA, then the body performing such duties.

COMPANY:

The term "COMPANY" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns permitted hereunder.

COMPANY ORDER:

The term "COMPANY ORDER" shall mean a written order signed in the name of the Company by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer, and the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

CORPORATE TRUST OFFICE OF THE TRUSTEE:

The term "CORPORATE TRUST OFFICE OF THE TRUSTEE", or other similar term, shall mean the corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office is at the date of the execution of this Indenture located at Corporate Trust Services, Sixth and Marquette Avenue, Minneapolis, Minnesota 55479-0069.

DEPOSITORY:

The term "DEPOSITORY" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.5 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered and qualified under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

EVENT OF DEFAULT:

The term "EVENT OF DEFAULT" shall mean any event specified in Section 7.1 hereof, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

GLOBAL SECURITY:

The term "GLOBAL SECURITY" shall mean a Security that pursuant to Section 2.5 hereof is issued to evidence Securities, that is delivered to the Depository or pursuant to the instructions of the Depository and that shall be registered in the name of the Depository or its nominee.

INDENTURE:

The term "INDENTURE" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

INTEREST PAYMENT DATE:

The term "INTEREST PAYMENT DATE" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.5 hereof, (a) each ______ 1 and _______ 1 during the period any Security is outstanding (provided that the first Interest Payment Date for any Security, the Original Issue Date of which is after a Regular Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date), (b) a date of maturity of such Security and (c) only with respect to defaulted interest on such Security, the date established by the Trustee for the payment of such defaulted interest pursuant to Section 2.11 hereof.

MATURITY:

The term "MATURITY," when used with respect to any Security, shall mean the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the stated maturity thereof or by declaration of acceleration, redemption or otherwise.

OFFICERS' CERTIFICATE:

The term "OFFICERS' CERTIFICATE" when used with respect to the Company, shall mean a certificate signed by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer, and by the Secretary or an Assistant Secretary of the Company.

OPINION OF COUNSEL:

The term "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel, who may be an employee of the Company, meeting the applicable requirements of Section 14.5 hereof. If the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required. Any Opinion of Counsel may contain conditions and qualifications satisfactory to the Trustee.

OPINION OF INDEPENDENT COUNSEL:

The term "OPINION OF INDEPENDENT COUNSEL" shall mean an opinion in writing signed by legal counsel, who shall not be an employee of the Company, meeting the applicable requirements of Section 14.5. Any Opinion of Independent Counsel may contain conditions and qualifications satisfactory to the Trustee.

ORIGINAL ISSUE DATE:

The term "ORIGINAL ISSUE DATE" shall mean for a Security, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

OUTSTANDING:

The term "OUTSTANDING", when used with reference to Securities, shall, subject to Section 9.4 hereof, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

         (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article III, or provisions satisfactory to the Trustee shall have been made for giving such notice;

         (c) Securities, or portions thereof, that have been paid and discharged or are deemed to have been paid and discharged pursuant to the provisions of this Indenture; and

         (d) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered, or which have been paid, pursuant to Section 2.7 hereof.

PERSON:

The term "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agent or political subdivision thereof.

PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY:

The term "PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY" shall mean 800 Nicollet Mall, Suite 3000, Minneapolis, Minnesota 55402, or such other place where the main corporate offices of the Company are located as designated in writing to the Trustee by an Authorized Agent.

REGULAR RECORD DATE:

The term "REGULAR RECORD DATE" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.5, for an Interest Payment Date for a particular Security (a) the fifteenth day of the calendar month next preceding each Interest Payment Date (unless the Interest Payment Date is the date of maturity of such Security, in which event, the Regular Record Date shall be as described in clause (b) hereof) and (b) the date of maturity of such Security.

RESPONSIBLE OFFICER:

The term "RESPONSIBLE OFFICER" or "RESPONSIBLE OFFICERS" when used with respect to the Trustee shall mean one or more of the following: the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the executive committee, the president, any vice president, the secretary, the treasurer, any trust officer, any assistant trust officer, any second or assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

SECURITY OR SECURITIES:

The terms "SECURITY" or "SECURITIES" shall mean any debt security or debt securities, as the case may be, authenticated and delivered under this Indenture, including any Global Security.

SECURITYHOLDER:

The terms "SECURITYHOLDER", "HOLDER OF SECURITIES" or "HOLDER" shall mean any Person in whose name at the time a particular Security is registered on the books of the Trustee kept for that purpose in accordance with the terms hereof.

SPECIAL RECORD DATE:

The term "SPECIAL RECORD DATE" shall mean, with respect to any Security, the date established by the Trustee in connection with the payment of defaulted interest on such Security pursuant to Section 2.11 hereof.

STATED MATURITY:

The term "STATED MATURITY" shall mean with respect to any Security, the last date on which principal on such Security becomes due and payable as therein or herein provided, other than by declaration of acceleration or by redemption.

TRUSTEE:

The term "TRUSTEE" shall mean Wells Fargo Bank Minnesota, National Association and, subject to Article VIII, shall also include any successor Trustee.

U.S. GOVERNMENT OBLIGATIONS:

The term "U.S. GOVERNMENT OBLIGATIONS" shall mean (i) direct non-callable obligations of, or non-callable obligations guaranteed as to timely payment of principal and interest by, the United States of America or an agency thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged or (ii) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) above, which obligations are held by a custodian in safekeeping in a manner satisfactory to the Trustee.

                                   ARTICLE II.

                    FORM, ISSUE, EXECUTION, REGISTRATION AND
                             EXCHANGE OF SECURITIES

SECTION 2.1. FORM GENERALLY.

         (a) If the Securities are in the form of a Global Security they shall be in substantially the form set forth in EXHIBIT A to this Indenture, and, if the Securities are not in the form of a Global Security, they shall be in substantially the form set forth in EXHIBIT B to this Indenture, or, in any case, in such other form as shall be established by a Board Resolution, or a Company Order pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable rules of any securities exchange or of the Depository or with applicable law or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         (b) The definitive Securities shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                     Trustee's Certificate of Authentication

This Security is one of the Securities of the series herein designated, described or provided for in the within-mentioned Indenture.

                      Wells Fargo Bank Minnesota, National Association,
                      AS TRUSTEE

                      By:
                          ----------------------------------
                                  AUTHORIZED OFFICER

SECTION 2.3. AMOUNT UNLIMITED. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited, subject to compliance with the provisions of this Indenture.

SECTION 2.4. DENOMINATIONS, DATES, INTEREST PAYMENT AND RECORD DATES.

         (a) The Securities shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by the Board of Directors or a Company Order pursuant to a Board Resolution or in one or more indentures supplemental hereto; provided that the principal amount of a Global Security shall not exceed $400,000,000 unless otherwise permitted by the Depository.

         (b) Each Security shall be dated and issued as of the date of its authentication by the Trustee, and shall bear an Original Issue Date or, as provided in Section 2.13(e) hereof, two or more Original Issue Dates; each Security issued upon transfer, exchange or substitution of a Security shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Security, subject to the provisions of Section 2.13(e) hereof.

         (c) Each Security shall bear interest from the later of (1) its Original Issue Date (or, if pursuant to Section 2.13 hereof, a Global Security has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount of such Global Security to which that Original Issue Date is applicable), or (2) the most recent date to which interest has been paid or duly provided for with respect to such Security until the principal of such Security is paid or made available for payment, and interest on each Security shall be payable on each Interest Payment Date after the Original Issue Date.

         (d) Each Security shall mature on a stated maturity specified in the Security. The principal amount of each outstanding Security shall be payable on the maturity date or dates specified therein.

         (e) Unless otherwise specified in a Company Order pursuant to
Section 2.5 hereof, interest on each of the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be computed at a fixed rate until the maturity of such Securities. The method of computing interest on any Securities not bearing a fixed rate of interest shall be set forth in a Company Order pursuant to Section 2.5 hereof. Unless otherwise specified in a Company Order pursuant to Section 2.5 hereof, principal, interest and premium on the Securities shall be payable in the currency of the United States.

         (f) Except as provided in the following sentence, the Person in whose name any Security is registered at the close of business on any Regular Record Date or Special Record Date with respect to an Interest Payment Date for such Security shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Security upon any registration of transfer, exchange or substitution of such Security subsequent to such Regular Record Date or Special Record Date and prior to such Interest Payment Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Security is payable.

         (g) The Trustee (or any duly selected paying agent) shall provide to the Company during each month that precedes an Interest Payment Date a list of the principal, interest and premium to be paid on Securities on such Interest Payment Date; provided, however, that any failure to receive such notice shall not relieve the Company of its obligation to pay the principal, interest and premium on the Securities when due. The Trustee shall assume responsibility for withholding taxes on interest paid as required by law except with respect to any Global Security.

SECTION 2.5. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         (a) The Securities shall be executed on behalf of the Company by one of its Chairman, President, any Vice President, its Treasurer or an Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile.

         (b) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with or preceded by one or more Company Orders for the authentication and delivery of such Securities, and the Trustee in accordance with any such Company Order shall authenticate and deliver such Securities. The Securities shall be issued in series. Such Company Order shall specify the following with respect to each series of Securities: (i) any limitations on the aggregate principal amount of the Securities to be issued as part of such series, (ii) the Original Issue Date or Dates for such series, (iii) the stated maturity of such series, (iv) the interest rate or rates, or method of calculation of such rate or rates, for such series, (v) the terms, if any, regarding the optional or mandatory redemption of such series, including redemption date or dates of such series, if any, and the price or prices applicable to such redemption (including any premium), (vi) the period or periods within which, the price or prices at which and the terms and conditions upon which such Securities may be repaid, in whole or in part, at the option of the Holder thereof,
(vii) whether or not the Securities of such series shall be issued in whole or in part in the form of a Global Security and, if so, the Depository for such Global Security, (viii) the designation of such series, (ix) if the form of the Securities of such series is not as described in EXHIBIT A or EXHIBIT B hereto, the form of the Securities of such series, (x) the maximum annual interest rate, if any, of the Securities permitted for such series, (xi) any other information necessary to complete the Securities of such series, (xii) the establishment of any office or agency pursuant to Section 5.2 hereof, and
(xiii) any other terms of such series not inconsistent with this Indenture. Prior to authenticating Securities of any series, and in accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive from the Company the following at or before the issuance of the initial Security of such series of Securities, and (subject to Section 8.1 hereof) shall be fully protected in relying upon:

         (1) A Board Resolution authorizing such Company Order or Orders and, if the form of Securities is established by a Board Resolution or a Company Order pursuant to a Board Resolution, a copy of such Board Resolution;

         (2) an Opinion of Counsel stating substantially the following subject to customary qualifications and exceptions:

                  (A) if the form of Securities has been established by or pursuant to a Board Resolution, a Company Order pursuant to a Board Resolution, or in a supplemental indenture as permitted by Section 2.1 hereof, that such form has been established in conformity with this Indenture;

                  (B) that the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of the Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Indenture;

                  (C) that the Indenture is qualified to the extent necessary under the TIA;

                  (D) that such Securities have been duly authorized and executed by the Company, and when authenticated by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of this Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in this Indenture;

                  (E) that the issuance of the Securities will not result in any default under this Indenture, or any other contract, indenture, loan agreement or other instrument to which the Company is a party or by which it or any of its property is bound; and

                  (F) that all consents or approvals of the Securities and Exchange Commission (or any successor agency) under the Public Utility Holding Company Act of 1935 and of any other federal or state regulatory agency required in connection with the Company's execution and delivery of this Indenture and such series of Securities have been obtained and not withdrawn (except that no statement need be made with respect to state securities laws).

         (3) an Officer's Certificate stating that (i) the Company is not, and upon the authentication by the Trustee of the series of Securities, will not be in default under any of the terms or covenants contained in the Indenture, and (ii) all conditions that must be met by the Company to issue Securities under this Indenture have been met.

         (d) The Trustee shall have the right to decline to authenticate and deliver any Security:

         (1) if the issuance of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee;

         (2) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; or

         (3) if the Trustee in good faith by its Board of Directors, executive officers or a trust committee of directors and/or responsible officers determines that such action would expose the Trustee to personal liability to Holders of any outstanding Securities.

         (e) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         (f) If all Securities of a series are not to be authenticated and issued at one time, the Company shall not be required to deliver the Company Order, Board Resolutions, Officers' Certificate and Opinion of Counsel (including any such that would be otherwise required pursuant to Section 14.5 hereof) described in Section 2.5(c) hereof at or prior to the authentication of each Security of such series, if such items are delivered at or prior to the time of authentication of the first Security of such series to be authenticated and issued. If all of the Securities of a series are not authenticated and issued at one time, for each issuance of Securities after the initial issuance of Securities, the Company shall be required only to deliver to the Trustee the Security and a written request (executed by one of the Chairman, the President, any Vice President, the Treasurer, or an Assistant Treasurer, and the Secretary or an Assistant Secretary of the Company) to the Trustee to authenticate such Security and to deliver such Security in accordance with the instructions specified by such request. Any such request shall constitute a representation and warranty by the Company that the statements made in the Officers' Certificate delivered to the Trustee prior to the authentication and issuance of the first Security of such series are true and correct on the date thereof as if made on and as of the date thereof.

SECTION 2.6. EXCHANGE AND REGISTRATION OF TRANSFER OF SECURITIES.

         (a) Subject to Section 2.13 hereof, Securities may be exchanged for one or more new Securities of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date or Dates. Securities to be exchanged shall be surrendered at any of the offices or agencies to be maintained pursuant to

Section 5.2 hereof, and the Trustee shall deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

         (b) The Trustee shall keep, at one of said offices or agencies, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Trustee shall register or cause to be registered Securities and shall register or cause to be registered the transfer of Securities as in this Article II provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times, such register shall be open for inspection by the Company. Upon due presentment for registration of transfer of any Security at any such office or agency, the Company shall execute and the Trustee shall register, authenticate and deliver in the name of the transferee or transferees one or more new Securities of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date or Dates.

         (c) All Securities presented for registration of transfer or for exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee and duly executed by the Holder or the attorney in fact of such Holder duly authorized in writing.

         (d) No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         (e) The Trustee shall not be required to exchange or register a transfer of any Securities selected, called or being called for redemption (including Securities, if any, redeemable at the option of the Holder provided such Securities are then redeemable at such Holder's option) except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed.

         (f) If the principal amount, and applicable premium, of part, but not all of a Global Security is paid, then upon surrender to the Trustee of such Global Security, the Company shall execute, and the Trustee shall authenticate, deliver and register, a Global Security in an authorized denomination in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unpaid portion of such Global Security.

SECTION 2.7. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.

         (a) If any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Security of like form and principal amount and having the same terms and Original Issue Date or Dates and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Security, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

         (b) The Trustee shall authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If any Security which has matured, is about to mature, has been redeemed or called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         (c) Every substituted Security issued pursuant to this Section 2.7 by virtue of the fact that any Security is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.8. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or otherwise reproduced). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be authenticated by the

Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall deliver to the Trustee definitive Securities and thereupon any or all temporary Securities shall be surrendered in exchange therefor at the corporate trust office of the Trustee, and the Trustee shall authenticate, deliver and register in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Securityholders. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

SECTION 2.9. CANCELLATION OF SECURITIES PAID, ETC. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly canceled by it and no Securities shall be issued in lieu thereof except as expressly permitted by this Indenture. The Company's acquisition of any Securities shall operate as a redemption or satisfaction of the indebtedness represented by such Securities and such Securities shall be surrendered by the Company to and canceled by the Trustee.

SECTION 2.10. INTEREST RIGHTS PRESERVED. Each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security, and each such Security shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

SECTION 2.11. SPECIAL RECORD DATE. If and to the extent that the Company fails to make timely payment or provision for timely payment of interest on any series of Securities (other than on an Interest Payment Date that is a maturity date), that interest shall cease to be payable to the Persons who were the Securityholders of such series at the applicable Regular Record Date. In that event, when moneys become available for payment of the interest, the Trustee shall (a) establish a date of payment of such interest and a Special Record Date for the payment of that interest, which Special Record Date shall be not more than 15 or fewer than 10 days prior to the date of the proposed payment and (b) mail notice of the date of payment and of the Special Record Date not fewer than 10 days preceding the Special Record Date to each Securityholder of such series at the close of business on the 15th day preceding the mailing at the address of such Securityholder, as it appeared on the register for the Securities. On the day so established by the Trustee the interest shall be payable to the Holders of the applicable Securities at the close of business on the Special Record Date.

SECTION 2.12. PAYMENT OF SECURITIES. Payment of the principal, interest and premium on all Securities shall be payable as follows:

         (a) On or before 11:30 a.m., New York City time, of the day on which payment of principal, interest and premium is due on any Global Security pursuant to the terms thereof, the Company shall deliver to the Trustee funds available on such date sufficient to make such payment, by wire transfer of immediately available funds or by instructing the Trustee to withdraw sufficient funds from an account maintained by the Company with the Trustee or such other method as is acceptable to the Trustee and the Depository. On or before Noon, New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which any payment of interest is due on any Global Security (other than at maturity) and following receipt of the necessary funds from the Company, the Trustee shall pay to the Depository such interest in same day funds. On or before Noon, New York City time or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which principal, interest payable at maturity and premium, if any, is due on any Global Security and following receipt of the necessary funds from the Company, the Trustee shall deposit with the Depository the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depository. As a condition to the payment, at maturity or upon redemption, of any part of the principal of, interest on and applicable premium of any Global Security, the Depository shall surrender, or cause to be surrendered, such Global Security to the Trustee, whereupon a new Global Security shall be issued to the Depository pursuant to Section 2.6(f) hereof.

         (b) With respect to any Security that is not a Global Security, principal, applicable premium and interest due at the maturity of the Security shall be payable in immediately available funds when due upon presentation and surrender of such Security at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on any Security that is not a Global Security (other than interest payable at maturity) shall be paid to the Holder thereof as its name appears on the register by check payable in clearinghouse funds; provided that if the Trustee receives a written request from any Holder of Securities, the aggregate principal amount of which having the same Interest Payment Date equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest shall be paid by wire transfer of immediately available funds to a bank within the continental United States designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

SECTION 2.13. SECURITIES ISSUABLE IN THE FORM OF A GLOBAL SECURITY.

         (a) If the Company shall establish pursuant to Section 2.5 hereof that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 2.5 hereof and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and
(iv) shall bear a legend substantially to the following effect: "This
Security is a Global Security registered in the name of the Depository (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this Global Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York,
New York), to the trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein" or such other legend as may be required by the rules and regulations of the Depository.

         (b) Notwithstanding any other provision of Section 2.6 hereof or of this Section 2.13, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part, only as described in the legend thereto.

         (c) (i) If at any time the Depository for a Global Security notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository for the Global Security shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to such Global Security. If a successor Depository for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to
Section 2.5(c)(vi) hereof shall no longer be effective with respect to the series of Securities evidenced by such Global Security and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, shall authenticate and deliver, individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. The Trustee shall not be charged with knowledge or notice of the ineligibility of a Depository unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

                  (ii) The Company may at any time and in its sole discretion determine that all outstanding (but not less than all) Securities of a series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities in exchange for such Global Security, shall authenticate and deliver individual Securities of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

                  (iii) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Depository for delivery to the persons in whose names such Securities are so registered, or if the Depository shall refuse or be unable to deliver such Securities, the Trustee shall deliver such Securities to the persons in whose names such Securities are registered, unless otherwise agreed upon between the Trustee and the Company, in which event the Company shall cause the Securities to be delivered to the persons in whose names such Securities are registered.

         (d) Neither the Company, the Trustee, any Authenticating Agent nor any paying agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

         (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depository but not prior to the first Interest Payment Date of the respective Global Securities, the Depository shall be required to surrender any two or more Global Securities which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depository a Global Security in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Securities surrendered thereto and that shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Securities surrendered to the Trustee. Upon any exchange of any Global Security with two or more Original Issue Dates, whether pursuant to this Section or pursuant to Section 2.6 or Section 3.3 hereof, the aggregate principal amount of the Securities with a particular Original Issue Date shall be the same before and after such exchange, after giving effect to any retirement of Securities and the Original Issue Dates applicable to such Securities occurring in connection with such exchange.

                                  ARTICLE III.

                            REDEMPTION OF SECURITIES


SECTION 3.1. APPLICABILITY OF ARTICLE. Such of the Securities as are, by their terms, redeemable prior to their stated maturity date at the option of the Company, may be redeemed by the Company at such times, in such amounts and at such prices as may be specified therein and in accordance with the provisions of this Article III.

SECTION 3.2. NOTICE OF REDEMPTION; SELECTION OF SECURITIES.

         (a) The election of the Company to redeem any Securities shall be evidenced by a Board Resolution which shall be given with notice of redemption to the Trustee at least 45 days (or such shorter period acceptable to the Trustee in its sole discretion) prior to the redemption date specified in such notice.

         (b) Notice of redemption to each Holder of Securities to be redeemed as a whole or in part shall be given by the Trustee, in the manner provided in Section 14.10 hereof, no less than 30 or more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Securityholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the Holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         (c) Each such notice shall specify the date fixed for redemption, the places of redemption and the redemption price at which such Securities are to be redeemed, and shall state that payment of the redemption price of such Securities or portion thereof to be redeemed will be made upon surrender of such Securities at such places of redemption, that interest accrued to the date fixed for redemption will be paid as specified in such notice, and that from and after such date interest thereon shall cease to accrue. If less than all of a series of Securities having the same terms are to be redeemed, the notice shall specify the Securities or portions thereof to be redeemed. If any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed, and shall state that, upon surrender of such Security, a new Security or Securities having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         (d) Unless otherwise provided by a supplemental indenture or Company Order under Section 2.5 hereof, if less than all of a series of Securities is to be redeemed, the Trustee shall select in such manner as it shall deem appropriate and fair in its discretion the particular Securities to be redeemed in whole or in part and shall thereafter promptly notify the Company in writing of the Securities so to be redeemed. If less than all of a series of Securities represented by a Global Security is to be redeemed, the particular Securities or portions thereof of such series to be redeemed shall be selected by the Depository for such series of Securities in such manner as the Depository shall determine. Securities shall be redeemed only in denominations of $1,000, provided that any remaining principal amount of a Security redeemed in part shall be a denomination authorized under this Indenture.

         (e) If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Securities to redeem all the Securities called for redemption, such notice, at the election of the Company, may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.

SECTION 3.3. PAYMENT OF SECURITIES ON REDEMPTION; DEPOSIT OF REDEMPTION PRICE.

         (a) If notice of redemption for any Securities shall have been given as provided in Section 3.2 hereof and such notice shall not contain the language permitted at the Company's option under Section 3.2(e) hereof, such Securities or portions of Securities called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Securities. Interest on the Securities or portions thereof so called for redemption shall cease to accrue and such Securities or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption. Upon presentation and surrender of such Securities at such a place of payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

         (b) If notice of redemption shall have been given as provided in
Section 3.2 hereof and such notice shall contain the language permitted at the Company's option under Section 3.2(e) hereof, such Securities or portions of Securities called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Securities, and interest on the Securities or portions thereof so called for redemption shall cease to accrue and such Securities or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption; provided that, in each case, the Company shall have deposited with the Trustee or a paying agent on or prior to such redemption date an amount sufficient to pay the redemption price together with interest accrued to the date fixed for redemption. Upon the Company making such deposit and, upon presentation and surrender of such Securities at such a place of payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption. If the Company shall not make such deposit on or prior to the redemption date, the notice of redemption shall be of no force and effect and the principal on such Securities or specified portions thereof shall continue to bear interest as if the notice of redemption had not been given.

         (c) No notice of redemption of Securities shall be mailed during the continuance of any Event of Default, except (1) that, when notice of redemption of any Securities has been mailed, the Company shall redeem such Securities but only if funds sufficient for that purpose have prior to the occurrence of such Event of Default been deposited with the Trustee or a paying agent for such purpose, and (2) that notices of redemption of all outstanding Securities may be given during the continuance of an Event of Default.

         (d) Upon surrender of any Security redeemed in part only, the Company shall execute, and the Trustee shall authenticate, deliver and register, a new Security or Securities of authorized denominations in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unredeemed portion of the Security so surrendered.

                                   ARTICLE IV.

                  SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS


SECTION 4.1.      SATISFACTION AND DISCHARGE.  If at any time:

         (a) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Securities, as and when the same shall have become due and payable,

         (b) the Company shall have delivered to the Trustee for cancellation all outstanding Securities, or

         (c) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in
(A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or (C) a combination of cash and U.S. Government Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Securities, including principal and any premium and interest due or to become due to such date of maturity, as the case may be and, unless all outstanding Securities are to be due within 90 days of such deposit by redemption or otherwise, shall also deliver to the Trustee an Opinion of Independent Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change of law, in either case to the effect that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the Indenture, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Securityholders to receive payments of principal thereof, and any premium and interest thereon, upon the original stated due dates therefor or upon the applicable redemption date (but not upon acceleration of maturity) from the moneys and U.S. Government Obligations held by the Trustee pursuant to
Section 4.2 hereof, (iv) the rights and immunities of the Trustee hereunder,
(v) the rights of the Holders of Securities as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) the obligations and rights of the Trustee and the Company under
Section 4.4 hereof, and (vii) the duties of the Trustee with respect to any of the foregoing), and the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and its obligations under, the Securities, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture and the Trustee shall at the request of the Company return to the Company all property and money held by it under this Indenture and determined by it from time to time in accordance with the certification pursuant to this Section 4.1(c) to be in excess of the amount required to be held under this Section.

         If the Securities are deemed to be paid and discharged pursuant to
Section 4.1(c) hereof, within 15 days after those Securities are so deemed to be paid and discharged, the Trustee shall cause a written notice to be given to each Holder in the manner provided by Section 14.10 hereof. The notice shall:

         (i)  state that the Securities are deemed to be paid and discharged;

         (ii) set forth a description of any U.S. Government Obligations and cash held by the Trustee as described above; and

         (iii) if any Securities will be called for redemption, specify the date or dates on which those Securities are to be called for redemption.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.6 hereof, shall survive.

SECTION 4.2. DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section
4.1 hereof, shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Securities for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee of all sums due and to become due thereon for principal and premium, if any, and interest.

SECTION 4.3. PAYING AGENT TO REPAY MONEYS HELD. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent for the Securities (other than the Trustee) shall, upon written demand by an Authorized Agent, be repaid to the Company or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 4.4. RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Securities and not applied but remaining unclaimed by the Holders of such Securities for two years after the date upon which the principal of or any premium or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand by an Authorized Agent, and all liability of the Trustee shall thereupon cease; and any Holder of any of such Securities shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.

                                   ARTICLE V.

                       PARTICULAR COVENANTS OF THE COMPANY


SECTION 5.1. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of the Holders of the Securities that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on each of the Securities at the places, at the respective times and in the manner provided in such Securities or in this Indenture.

SECTION 5.2. OFFICE FOR NOTICES AND PAYMENTS, ETC. So long as any of the Securities remain outstanding, the Company at its option may cause to be maintained in the Borough of Manhattan, the City and State of New York, or elsewhere, an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided, and where, at any time when the Company is obligated to make a payment of principal and premium upon Securities, the Securities may be surrendered for payment, and may maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The designation of any such office or agency shall be made by Company Order pursuant to Section 2.5 hereof or at any subsequent time pursuant to this
Section 5.2 hereof. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. If the Company shall fail to give such notice of the location or of any change in the location of any such office or agency, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee.

SECTION 5.3. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.11 hereof, a Trustee, so that there shall at all times be a Trustee hereunder.

SECTION 5.4. PROVISION AS TO PAYING AGENT. The Trustee shall be the paying agent for the Securities and, at the option of the Company, the Company may appoint additional paying agents (including without limitation itself). Whenever the Company shall appoint an additional paying agent, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this Section 5.4:

         (1) that it will hold in trust for the benefit of the Holders and the Trustee all sums held by it as such agent for the payment of the principal of and any premium or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on such Securities) in trust for the benefit of the Holders of such Securities;

         (2) that it will give to the Trustee notice of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of and any premium or interest on such Securities when the same shall be due and payable; and

         (3) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

         If the Company shall act as its own paying agent with respect to any Securities, it will, on or before each due date of the principal of and any premium or interest on such Securities, set aside, segregate and hold in trust for the benefit of the Holders of such Securities a sum sufficient to pay such principal and any premium or interest so becoming due and will notify the Trustee of any failure by it to take such action and of any failure by the Company (or by any other obligor on such Securities) to make any payment of the principal of and any premium or interest on such Securities when the same shall become due and payable.

         Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities, deposit with such paying agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, if any, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure on its part to so act.

         Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained.

         Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 4.3 and 4.4 hereof.

SECTION 5.5. CERTIFICATES AND NOTICE TO TRUSTEE. The Company shall, on or before May 1 of each year, beginning in 2000, deliver to the Trustee a certificate from its principal executive officer, principal financial officer or principal accounting officer covering the preceding calendar year and stating whether or not, to the knowledge of such party, the Company has complied with all conditions and covenants under this Indenture, and, if not, describing in reasonable detail any failure by the Company to comply with any such conditions or covenants. For purposes of this Section, compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                                   ARTICLE VI.

         SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE


SECTION 6.1.      SECURITYHOLDER LISTS.

         (a) The Company shall furnish or cause to be furnished to the Trustee semiannually, not later than 15 days after each Regular Record Date for each Interest Payment Date that is not a maturity date and at such other times as such Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any paying agents other than the Trustee, as to the names and addresses of the Holders of Securities, obtained since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided that as long as the Trustee is the registrar for the Securities, no such list shall be required to be furnished. The Trustee shall preserve any list provided to it pursuant to this Section until such time as the Company or any paying agent, as applicable, shall provide it with a more recent list.

         (b) Within five business days after the receipt by the Trustee of a written application by any three or more Holders stating that the applicants desire to communicate with other Holders with respect to their rights under the Indenture or under the Securities, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, the Trustee shall, at its election, either:

         (i) afford to such applicants access to all information furnished to or received by the Trustee pursuant to Section 6.1(a) hereof or, if applicable, in its capacity as registrar to the Securities; or

         (ii) inform such applicants as to the approximate number of Holders according to the most recent information furnished to or received by the Trustee under Section 6.1(a) hereof or if applicable in its capacity as registrar for the Securities, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of a Security, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section.

SECTION 6.2.      SECURITIES AND EXCHANGE COMMISSION REPORTS.

         The Company shall:

         (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 14.5, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

         (c) transmit by mail to all Holders, as their names and addresses appear in the register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs

(a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

SECTION 6.3.      REPORTS BY THE TRUSTEE.

         (a) Within 60 days after July 15 of each year, beginning with the July 15 after the first issuance of Securities hereunder, the Trustee shall transmit by mail a brief report dated as of such date that complies with
Section 313(a) of the TIA (to the extent required by such Section).

         (b) The Trustee shall from time to time transmit by mail brief reports that comply, both in content and date of delivery, with Section 313(b) of the TIA (to the extent required by such Section).

         (c) A copy of each such report filed pursuant to this section shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and also with the Commission. The Company will notify the Trustee promptly upon the listing of such Securities on any stock exchange.

         (d)      Reports pursuant to this Section shall be transmitted

                  (1) by mail to all Holders of Securities, as their names and addresses appear in the register for the Securities;

                  (2) by mail to such Holders of Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for such purpose;

                  (3) by mail, except in the case of reports pursuant to Section 6.3(b) and (c) hereof, to all Holders of Securities whose names and addresses have been furnished to or received by the Trustee pursuant to
         Section 6.1 hereof; and

                  (4) at the time such report is transmitted to the Holders of the Securities, to each exchange on which Securities are listed and also with the Commission.

                                  ARTICLE VII.

        REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENTS OF DEFAULT


SECTION 7.1.      EVENTS OF DEFAULT.

         (a) If one or more of the following Events of Default shall have occurred and be continuing:

                  (1) default in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

                  (2) default in the payment of the principal of or any premium on any of the Securities as and when the same shall become due and payable and continuance of such default for five days;

                  (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Securities or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities at the time outstanding;

                  (4) the entry of a decree or order by a court having jurisdiction over the Company for relief in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (5) the filing by the Company with respect to itself or its property of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the failure of the Company generally to pay its debts as such debts become due, or the taking of corporate action by the Company to effectuate any such action;

then and in each and every such case, unless the principal of all of the Securities shall have already become due and payable, either the Trustee or the Holders of a majority in aggregate principal amount of the Securities then outstanding, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the principal of all the Securities to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Securities and the principal of and any premium on any and all Securities which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and applicable premium at the rate borne by the Securities to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder, the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section
8.6 hereof, and any and all defaults under this Indenture, other than the non-payment of principal of and accrued interest on Securities which shall have become due solely by acceleration of maturity, shall have been cured or waived -- then and in every such case such payment or deposit shall cause an automatic waiver of the Event of Default and its consequences and shall cause an automatic rescission and annulment of the acceleration of the Securities; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

         (b) If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

SECTION 7.2.      PAYMENT OF SECURITIES ON DEFAULT; SUIT THEREFOR.

         (a)      The Company covenants that in case of:

                  (1) default in the payment of any installment of interest upon any of the Securities as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of or any premium on any of the Securities as and when the same shall have become due and payable whether at the stated maturity thereof, upon redemption thereof (provided that such redemption is not conditioned upon the deposit of sufficient moneys for such redemption), upon declaration of acceleration or otherwise.

then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holders of the Securities, the whole amount that then shall have so become due and payable on all such Securities for principal and any premium or interest, or both, as the case may be, with interest upon the overdue principal and any premium and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Securities; and, in addition thereto, such further amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith, and any other amounts due the Trustee under Section 8.6 hereof.

         (b) If the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may enforce any such judgment or final decree against the Company or any other obligor on the Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such series of Securities wherever situated, the moneys adjudged or decreed to be payable.

         (c) If there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities under the United States Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any similar judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Securities, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any amounts due to the Trustee under Section 8.6 hereof) and of the Holders of Securities allowed in such judicial proceedings relative to the Company or any other obligor on the Securities, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.

         (d) All claims and rights of action under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

         (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent or to accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

Section 7.3. Application Of Moneys Collected By Trustee. Any moneys collected by the Trustee with respect to any of the Securities pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid.

FIRST: To the payment of all amounts due to the Trustee  pursuant to Section
8.6 hereof;

SECOND: If the principal of the outstanding Securities in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Securities, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Securities, such payments to be made ratably to the persons entitled thereto, and then to the payment to the Holders entitled thereto of the unpaid principal of and applicable premium on any of the Securities which shall have become due (other than Securities previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, and if the amount available is not sufficient to pay in full all Securities due on any particular date, then to the payment thereof ratably, according to the amounts of principal and applicable premium due on that date, to the Holders entitled thereto, without any discrimination or privilege;

THIRD: If the principal of the outstanding Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities for principal and any premium and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

FOURTH: to the payment of the remainder, if any, to the Company or its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

SECTION 7.4.      PROCEEDINGS BY SECURITYHOLDERS.

         (a) No Holder of any Security shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to such Security and of the continuance thereof, as hereinabove provided, and unless also Securityholders of a majority in aggregate principal amount of the Securities then outstanding affected by such Event of Default shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

         (b) Notwithstanding any other provision in this Indenture, however, the rights of any Holder of any Security to receive payment of the principal of and any premium and interest on such Security, on or after the respective due dates expressed in such Security or on the applicable redemption date, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

SECTION 7.5. PROCEEDINGS BY TRUSTEE. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted to it under this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 7.6. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article VII to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any powers and remedies hereof or of any other powers and remedies available to the Trustee or the Holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 7.4 hereof, every power and remedy given by this Article VII or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

SECTION 7.7. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF SECURITYHOLDERS. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, that (subject to Section 8.1 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of Securityholders not joining in such directions. The Holders of a majority in aggregate principal amount of the

Securities at the time outstanding may on behalf of all of the Holders of the Securities waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or any premium or interest on the Securities. Upon any such waiver the Company, the Trustee and the Holders of the Securities shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Securities and this Indenture be deemed to have been cured and to be not continuing.

SECTION 7.8. NOTICE OF DEFAULT. The Trustee shall, within 90 days after the occurrence of a default, give to all Holders of the Securities, in the manner provided in Section 14.10, notice of such default, unless such default shall have been cured before the giving of such notice, the term "default" for the purpose of this Section 7.8 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Securities, or in the payment of any sinking or purchase fund installments, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. The Trustee shall not be charged with knowledge of any Event of Default unless a responsible officer of the Trustee assigned to the corporate trustee department of the Trustee shall have actual knowledge of such Event of Default.

SECTION 7.9. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Security by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 7.9 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the Securities outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or any premium or interest on any Security on or after the due date expressed in such Security or the applicable redemption date.

                                  ARTICLE VIII.

                             CONCERNING THE TRUSTEE


SECTION 8.1. DUTIES AND RESPONSIBILITIES OF TRUSTEE.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default which may have occurred

                           (A) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with
         Section 7.7 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

SECTION 8.2. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 8.1 hereof:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

         (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by such exercise;

         (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

         (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, note or other paper or document, unless requested in writing to do so by the Holders of at least a majority in principal amount of the then outstanding Securities; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

         (g) no provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

         (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided that the Trustee shall not be liable for the conduct or acts of any such agent or attorney that shall have been appointed in accordance herewith with due care.

SECTION 8.3. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Securities (except in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee in conformity with this Indenture. The Trustee shall not be responsible for recording or filing this Indenture, any supplemental indenture, or any financing or continuation statement in any public office at any time or times.

SECTION 8.4. TRUSTEE, AUTHENTICATING AGENT, PAYING AGENT OR REGISTRAR MAY OWN SECURITIES. The Trustee and any Authenticating Agent or paying agent in its individual or other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent or paying agent.

SECTION 8.5. MONEYS TO BE HELD IN TRUST. Subject to Section 4.4 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee may allow and credit to the Company interest on any money received hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time as may be permitted by law.

SECTION 8.6. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents, including any Authenticating Agents, and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability. The obligations of the Company under this Section 8.6 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of any particular Securities.

SECTION 8.7. OFFICERS' CERTIFICATE AS EVIDENCE. Whenever in the administration of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to the taking, suffering or omitting of any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.

SECTION 8.8. CONFLICTING INTEREST OF TRUSTEE. The Trustee shall be subject to and shall comply with the provisions of Section 310 of the TIA; provided that, to the extent permitted by law, Wells Fargo Bank Minnesota, National Association shall not be deemed to have a conflicting interest for purposes of Section 310(b) of the TIA because of its capacity as trustee under the Company's pollution control and Resource Recovery bonds. Nothing in this Indenture shall be deemed to prohibit the Trustee or the Company from making any application permitted pursuant to such section.

SECTION 8.9. EXISTENCE AND ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder which Trustee shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia (or a corporation or other Person permitted to act as trustee by the Commission), subject to supervision or examination by such bodies and authorized under such laws to exercise corporate trust powers and having a combined capital and surplus of at least $150,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid authority, then for the purposes of this Section 8.9, the combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. No obligor upon the Securities or Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with this Section 8.9, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.10 hereof.

SECTION 8.10. RESIGNATION OR REMOVAL OF TRUSTEE.

         (a) Pursuant to the provisions of this Article, the Trustee may at any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect, and such resignation shall take effect immediately upon the later of the appointment of a successor trustee and such day.

         (b) Any Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the Holders of a majority in principal amount of the then outstanding Securities or by their attorneys in fact duly authorized.

         (c) So long as no Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or the lapse of time or both, would become an Event of Default, the Company may remove any Trustee upon written notice to the Holder of each Security outstanding and the Trustee.

         (d) If at any time (1) the Trustee shall cease to be eligible in accordance with Section 8.9 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, (2) the Trustee shall fail to comply with
Section 8.8 hereof after written request therefor by the Company or any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either:

                  (1) signed by the President or any Vice President of the Company and attested by the Secretary or an Assistant Secretary of the Company; or

                  (2) signed and acknowledged by the Holders of a majority in principal amount of outstanding Securities or by their attorneys in fact duly authorized.

         (e) Any resignation or removal of the Trustee shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.11 hereof.

SECTION 8.11. APPOINTMENT OF SUCCESSOR TRUSTEE.

         (a) If at any time the Trustee shall resign or be removed, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.

         (b) The Company shall provide written notice of its appointment of a Successor Trustee to the Holder of each Security outstanding following any such appointment.

         (c) If no appointment of a successor Trustee shall be made pursuant to Section 8.11(a) hereof within 60 days after appointment shall be required, any Securityholder or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

         (d) Any Trustee appointed under this Section 8.11 as a successor Trustee shall be a bank or trust company eligible under Section 8.9 hereof and qualified under Section 8.8 hereof.

SECTION 8.12. ACCEPTANCE BY SUCCESSOR TRUSTEE.

         (a) Any successor Trustee appointed as provided in Section 8.11 hereof shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to Section 8.6 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 8.6 hereof.

         (b) No successor Trustee shall accept appointment as provided in this Section 8.12 unless at the time of such acceptance such successor Trustee shall be qualified under Section 8.8 hereof and eligible under
Section 8.9 hereof.

         (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 8.12, the successor Trustee shall mail notice of its succession hereunder to all Holders of Securities as the names and addresses of such Holders appear on the registry books.

SECTION 8.13. SUCCESSION BY MERGER, ETC.

         (a) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article.

         (b) If at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificates of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 8.14. LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR.

         The Trustee shall be subject to, and shall comply with, the provisions of Section 311 of the TIA.

SECTION 8.15. AUTHENTICATING AGENT.

         (a) There may be one or more Authenticating Agents appointed by the Trustee with the written consent of the Company, with power to act on its behalf and subject to the direction of the Trustee in the authentication and delivery of Securities in connection with transfers and exchanges under Sections 2.6, 2.7, 2.8, 2.13, 3.3, and 12.4 hereof, as fully to all intents and purposes as though such Authenticating Agents had been expressly authorized by those Sections to authenticate and deliver Securities. For all purposes of this Indenture, the authentication and delivery of Securities by any Authenticating Agent pursuant to this Section 8.15 shall be deemed to be the authentication and delivery of such Securities "by the Trustee." Any such Authenticating Agent shall be a bank or trust company or other Person of the character and qualifications set forth in Section 8.9 hereof.

         (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 8.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

         (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 8.15, the Trustee may, with the written consent of the Company, appoint a successor Authenticating Agent, and upon so doing shall give written notice of such appointment to the Company and shall mail, in the manner provided in Section 14.10, notice of such appointment to the Holders of Securities.

         (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with Section 8.6 hereof.

         (e) Sections 8.2, 8.3, 8.6, 8.7 and 8.9 hereof shall be applicable to any Authenticating Agent.

                                   ARTICLE IX.

                         CONCERNING THE SECURITYHOLDERS


SECTION 9.1. ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities may take any action, the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, (b) by the record of such Securityholders voting in favor thereof at any meeting of Securityholders duly called and held in accordance with Article X hereof, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

SECTION 9.2. PROOF OF EXECUTION BY SECURITYHOLDERS.

         (a) Subject to Sections 8.1, 8.2 and 10.5 hereof, proof of the execution of any instruments by a Securityholder or the agent or proxy for such Securityholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the register for the Securities maintained by the Trustee.

         (b) The record of any Securityholders' meeting shall be proven in the manner provided in Section 10.6 hereof.

SECTION 9.3. WHO DEEMED ABSOLUTE OWNERS. Subject to Sections 2.4(f) and 9.1 hereof, the Company, the Trustee, any paying agent and any Authenticating Agent shall deem the person in whose name any Security shall be registered upon the register for the Securities to be, and shall treat such person as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on such Security, and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Security to the extent of the sum or sums so paid.

SECTION 9.4. COMPANY-OWNED SECURITIES DISREGARDED. In determining whether the Holders of the requisite aggregate principal amount of outstanding Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith to third parties may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to take action with respect to such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 9.5. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. Except as may be otherwise required in the case of a Global Security by the applicable rules and regulations of the Depository, at any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security, which has been included in the Securities the Holders of which have consented to such action, may, by filing written notice with the Trustee at the corporate trust office of the Trustee and upon proof of ownership as provided in Section 9.2(a) hereof, revoke such action so far as it concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange, substitution or upon registration of transfer therefor, irrespective of whether or not any notation thereof is made upon such Security or such other Securities.

SECTION 9.6. RECORD DATE FOR SECURITYHOLDER ACTS. If the Company shall solicit from the Securityholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purpose of determining whether Holders of the requisite aggregate principal amount of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Securities shall be computed as of the record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other act by the Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date. Any such record date shall be at least 30 days prior to the date of the solicitation to the Securityholders by the Company.

                                   ARTICLE X.

                            SECURITYHOLDERS' MEETING


SECTION 10.1. PURPOSES OF MEETINGS. A meeting of Securityholders may be called at any time and from time to time pursuant to this Article X for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to Article VII;

         (b) to remove the Trustee pursuant to Article VIII;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 12.2 hereof; or

         (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 10.2. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Section 10.1 hereof, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Securityholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of the Securities that may be affected by the action proposed to be taken at such meeting in the manner provided in Section 14.10 hereof. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

SECTION 10.3. CALL OF MEETINGS BY COMPANY OR SECURITYHOLDERS. If at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of Securityholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 10.1 hereof, by giving notice thereof as provided in Section 10.2 hereof.

SECTION 10.4. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meetings of Securityholders a Person shall (a) be a Holder of one or more Securities affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Securities. The only Persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives (including employees) of the Trustee and its counsel and any representatives (including employees) of the Company and its counsel.

SECTION 10.5. REGULATIONS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Securityholders as provided in Section 10.3 hereof, in which case the Company or Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the Holders of a majority in aggregate principal amount of the Securities present in person or by proxy at the meeting.

         (c) Subject to Section 9.4 hereof, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by such Securityholder; provided that no vote shall be cast or counted at any meeting in respect of any Security ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Securityholders. At any meeting of Securityholders duly called pursuant to
Section 10.2 or 10.3 hereof, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Securityholders duly called pursuant to
Section 10.2 or 10.3 hereof may be adjourned from time to time by the Holders of a majority in aggregate principal amount of the Securities present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 10.6. VOTING. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of such meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 10.2 hereof. The record shall show the aggregate principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee and the Trustee shall have the ballots taken at the meeting attached to such duplicate. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 10.7. RIGHTS OF TRUSTEE OR SECURITYHOLDERS NOT DELAYED. Nothing in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Securities under any of the provisions of this Indenture or of the Securities.

                                   ARTICLE XI.

           CONSOLIDATION, MERGER, SALE, TRANSFER OR OTHER DISPOSITION


SECTION 11.1. COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other corporation or sell, or otherwise dispose all or substantially all of its assets unless (i) the corporation formed by such consolidation or into which the Company is merged or the Person which receives all or substantially all of the assets pursuant to such sale, transfer or other disposition shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium and interest on all of the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and (ii) the Company or such successor corporation or Person, as the case may be, shall not, immediately after such consolidation or merger, or such sale or disposition, be in default in the performance of any such covenant. For purposes of this Article XI the phrase "ALL OR SUBSTANTIALLY ALL OF ITS ASSETS" shall mean 50% or more of the total assets of the Company as shown on the balance sheet of the Company as of the end of the calendar year immediately preceding the day of the year in which such determination is made and nothing in this Indenture shall prevent or hinder the Company from selling, transferring or otherwise disposing during any calendar year (in one transaction or a series of transactions) less than 50% of the amount of its total assets as shown on the balance sheet of the Company as of the end of the immediately preceding calendar year.

SECTION 11.2. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any sale, transfer or other disposition of all or substantially all of the assets of the Company in accordance with Section 11.1 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, transfer or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company shall be released from all obligations hereunder.

                                  ARTICLE XII.

                             SUPPLEMENTAL INDENTURES


SECTION 12.1.     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS

         (a) The Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable, and not inconsistent with this Indenture or prejudicial to the interests of the Holders, for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision;

                  (2) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to Securities issued after the effective date of such change or elimination;

                  (3) to establish the form of Securities as permitted by
         Section 2.1 hereof or to establish or reflect any terms of any Security determined pursuant to Section 2.5 hereof;

                  (4) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities;

                  (5) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

                  (6) to permit the Trustee to comply with any duties imposed upon it by law;

                  (7) to specify further the duties and responsibilities of, and to define further the relationships among the Trustee, any Authenticating Agent and any paying agent;

                  (8) to add to the covenants of the Company for the benefit of the Holders, to add security for the Securities or to surrender a right or power conferred on the Company herein; and

                  (9) to make any other change that is not prejudicial to the Trustee or the Holders.

         (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         (c) Any supplemental indenture authorized by this Section 12.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 12.2 hereof.

SECTION 12.2. SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS.

         (a) With the consent (evidenced as provided in Section 9.1 hereof) of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Securityholders; provided that no such supplemental indenture shall:

                  (1) change the maturity date of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or change the coin or currency in which the principal of any Security or any premium or interest thereon is payable, or change the date on which any Security may be redeemed or repaid at the option of the holder thereof or adversely affect the rights of the Securityholders to institute suit for the enforcement of any payment of principal of or any premium or interest on any Security, in each case without the consent of the Holder of each Security so affected; or

                  (2) modify this Section 12.2(a) or reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture or to reduce the percentage of Securities, the Holders of which are required to waive Events of Default, in each case, without the consent of the Holders of all of the Securities then outstanding.

         (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         (c) It shall not be necessary for the consent of the Holders of Securities under this Section 12.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         (d) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 12.2, the Trustee shall give notice in the manner provided in Section 14.10 hereof, setting forth in general terms the substance of such supplemental indenture, to all Securityholders. Any failure of the Trustee to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 12.3. COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES. Any supplemental indenture executed pursuant to this Article XII shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article XII, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Securityholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 12.4. NOTATION ON SECURITIES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XII may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as approved by the Trustee and the Board of Directors with respect to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

SECTION 12.5. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to Sections 8.1 and 8.2 hereof, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XII.

                                  ARTICLE XIII.

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS


SECTION 13.1. INDENTURE AND SECURITIES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of or any premium or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Securities.

                                  ARTICLE XIV.

                            MISCELLANEOUS PROVISIONS


SECTION 14.1. PROVISIONS BINDING ON COMPANY'S SUCCESSORS. All the covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

SECTION 14.2. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

SECTION 14.3. NOTICES.

         (a) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Securityholders on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee) at the principal executive offices of the Company, to the attention of the Secretary. Any notice, direction, request or demand by any Securityholder or the Company to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the corporate trust office of the Trustee,
Attention: Vice President, Corporate Trust Department.

         (b) The Company shall provide any notices required under this Indenture by publication, but only to the extent that such publication is required by the TIA, the rules and regulations of the Commission or any securities exchange upon which any series of Securities is listed.

SECTION 14.4. GOVERNING LAW. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of Minnesota, and for all purposes shall be construed in accordance with the laws of said State.

SECTION 14.5. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

         (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates delivered pursuant to Section 5.5 hereof) shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;
(3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

         (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel delivered under the Indenture may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion of representations with respect to such matters are erroneous. Any opinion of counsel delivered hereunder may contain standard exceptions and qualifications satisfactory to the Trustee.

         (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an independent public accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

         (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 14.6. BUSINESS DAYS. Unless otherwise provided pursuant to Section 2.5(c) hereof, in any case where the date of maturity of the principal of or any premium or interest on any Security or the date fixed for redemption of any Security is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and affect as if made on the date of maturity or the date fixed for redemption, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of the Security is required to be paid.

SECTION 14.7. TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA, such required provision of the TIA shall govern.

SECTION 14.8. TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 14.9. EXECUTION IN COUNTERPARTS.  This Indenture may be executed in
any number  of  counterparts,   each  of  which  shall  be  an  original,
but such counterparts shall together constitute but one and the same instrument.

SECTION 14.10. MANNER OF MAILING NOTICE TO SECURITYHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the Holders of Securities, as the case may be, shall be given or served by first-class mail, postage prepaid, addressed to the Holders of such Securities at their last addresses as the same appear on the register for the Securities referred to in Section 2.6, and any such notice shall be deemed to be given or served by being deposited in a post office letter box in the form and manner provided in this Section 14.10. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to any Holder by mail, then such notification to such Holder as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 14.11. APPROVAL BY TRUSTEE OF EXPERT OR COUNSEL. Wherever the Trustee is required to approve an Expert or counsel who is to furnish evidence of compliance with conditions precedent in this Indenture, such approval by the Trustee shall be deemed to have been given upon the taking of any action by the Trustee pursuant to and in accordance with the certificate or opinion so furnished by such Expert or counsel.

IN WITNESS WHEREOF, XCEL ENERGY INC. has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by its Secretary, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION has caused this Indenture to be signed and acknowledged by one of its Vice Presidents or authorized Corporate Trust Officers, and attested by one of its authorized officers, as of the day and year first written above.

                                     XCEL ENERGY INC.



                                     By
                                        -----------------------------
ATTEST:                                 VICE PRESIDENT


         ------------------------
         CORPORATE SECRETARY


                                     WELLS FARGO BANK MINNESOTA,
                                     NATIONAL ASSOCIATION, AS TRUSTEE



ATTEST:                              By
                                        -----------------------------
                                        CORPORATE TRUST OFFICER


         -----------------

                                                                       EXHIBIT A

                             FORM OF GLOBAL SECURITY

REGISTERED                                                            REGISTERED

         THIS SECURITY IS A GLOBAL SECURITY REGISTERED IN THE NAME OF THE DEPOSITORY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                XCEL ENERGY INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA)

                      __% DEBT SECURITY, SERIES DUE _______

CUSIP:                                                    NUMBER:


ORIGINAL ISSUE DATE(S):                                   PRINCIPAL AMOUNT(S):


INTEREST RATE:                                            MATURITY DATE:

         XCEL ENERGY INC., a corporation of the State of Minnesota (the "COMPANY"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of

                                                                        DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Security has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that

Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the _____ and _____ in each year, commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Security is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or _______, as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of this Security, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before Noon, New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which such payment of interest is due on this Global Security (other than maturity), the Trustee shall pay to the Depository such interest in same day funds. On or before Noon, New York City time, or such other time as shall be agreed upon between the Trustee and the Depository, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Security and following receipt of the necessary funds from the Company, the Trustee shall deposit with the Depository the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depository. As a condition to the payment, on the Maturity Date or upon redemption or acceleration, of any part of the principal and applicable premium of this Global Security, the Depository shall surrender, or cause to be surrendered, this Global Security to the Trustee, whereupon a new Global Security shall be issued to the Depository.

         This Global Security is a global security in respect of a duly authorized issue of Debt Securities, Series (the "SECURITIES OF THIS SERIES", which term includes any Global Securities representing such Securities) of the Company issued and to be issued under an Indenture dated as of ____________ between the Company and Wells Fargo Bank Minnesota, National Association, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto
(collectively, the "INDENTURE"). Under the Indenture, one or more series of Securities may be issued and, as used herein, the term "Securities" refers to the Securities of this Series and any other outstanding series of Securities. Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Securityholders and of the terms upon which the Securities are and are to be authenticated and delivered. This Global Security has been issued in respect of the series designated on the first page hereof, limited in aggregate principal amount to $___________________.

         Each Security of this Series shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Security or Global Security issued upon transfer, exchange or substitution of such Security or Global Security shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Security or Global Security, as the case may be.

         [As applicable, one of the following two sentences: This Global
Security may not be redeemed prior to                    ,     . This Global
Security is not redeemable prior to the Maturity Date set forth on the first
page hereof.] [If applicable: On or after              ,      , this Global
Security is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Global Security shall be at least $100,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

         Redemption Periods                          Redemption Prices
         ------------------                          -----------------



Notice of redemption will be given by mail to Holders of Securities of this Series not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Security in part only, a new Global Security or Securities of like tenor and series for the unredeemed portion hereof will be issued in the name of the Securityholder hereof upon the surrender hereof.]

         Interest payments for this Global Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or date on which the principal of this Global Security is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Security is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Security is required to be paid.

         The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Securities on the dates such payments are due in accordance with the terms of the Securities.

         If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Securityholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities. Any such consent or waiver by the Holder of this Global Security shall be conclusive and binding upon such Holder and upon all future Holders of this Global Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Security.

         As set forth in and subject to the provisions of the Indenture, no Holder of any Securities will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Securities, the Holders of not less than a majority in principal amount of the outstanding Securities affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Security on or after the respective due dates expressed here.

         No reference herein to the Indenture and to provisions of this Global Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Security at the times, places and rates and the coin or currency prescribed in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, this Global Security may be transferred only as permitted by the legend hereto.

         If at any time the Depository for this Global Security notifies the Company that it is unwilling or unable to continue as Depository for this Global Security or if at any time the Depository for this Global Security shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depository with respect to this Global Security. If a successor Depository for this Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Security in global form shall no longer be effective with respect to this Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of this Series in exchange for this Global Security, will authenticate and deliver individual Securities of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Security.

         The Company may at any time and in its sole discretion determine that all Securities of this Series (but not less than all) issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of this Series in exchange for such Global Security, shall authenticate and deliver, individual Securities of this Series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities in exchange for such Global Security or Securities.

         Under certain circumstances specified in the Indenture, the Depository may be required to surrender any two or more Global Securities which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depository a Global Security in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Securities surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

         The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

         Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         All terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       XCEL ENERGY INC.

                                       By:
Dated:                                    -----------------------------------

                                       Title:
                                             --------------------------------

                                       Attest:
                                              -------------------------------

                                       Title:
                                             --------------------------------

                TRUSTEE'S CERTIFICATE
                  OF AUTHENTICATION

This Security is one of the Securities of the series herein designated, described or provided for in the within-mentioned Indenture.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE

By:
   ------------------------------
         AUTHORIZED OFFICER

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT
                                            MIN ACT -- ______ Custodian _______
                                                       (Cust)           (Minor)

TEN ENT -- as tenants by the entireties     Under Uniform Gifts to Minors


JT TEN -- as joint tenants with right of
survivorship and not as tenants in common   -----------------------------------
                                                           State


                    Additional abbreviations may also be used
                          though not in the above list.

                            -----------------------

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Please print or typewrite name and address
                      including postal zip code of assignee


---------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing
____________ attorney to transfer said security on the books of the Company, with full power of substitution in the premises.


Dated:
      -----------------------------
                                       ----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

                                                                      EXHIBIT B
                                FORM OF SECURITY

REGISTERED                                                           REGISTERED

                                XCEL ENERGY INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA)

                     ___% DEBT SECURITY, SERIES DUE _______

CUSIP:                                                        PRINCIPAL AMOUNT:


ORIGINAL ISSUE DATE:                                          MATURITY DATE:


INTEREST RATE:                                                NUMBER:

         XCEL ENERGY INC., a corporation of the State of Minnesota (the "COMPANY"), for value received hereby promises to pay to or registered assigns, the principal sum of

                                                                         DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on
       and              in each year, commencing on the first such Interest
Payment Date succeeding the Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Security is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date
for such  interest,  which shall be the                  or                 ,
as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Security, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Securityholders not more than fifteen days nor fewer than ten days prior to such

Special Record Date. Principal, applicable premium and interest due at the maturity of this Security shall be payable in immediately available funds when due upon presentation and surrender of this Security at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, the City and State of New York. Interest on this Security (other than interest payable at maturity) shall be paid by check in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Securities (as defined below), the aggregate principal amount of all of which having the same Interest Payment Date as this Security equals or exceeds $10,000,000, on or prior to the applicable Regular Record Date, interest on the Security shall be paid by wire transfer of immediately available funds to a bank within the continental United States designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                       XCEL ENERGY INC.

                                       By:
Dated:                                    ------------------------------------

                                       Title:
                                             ---------------------------------

                                       Attest:
                                              --------------------------------

                                       Title:
                                             ---------------------------------

                TRUSTEE'S CERTIFICATE
                  OF AUTHENTICATION

This Security is one of the Securities of the series herein designated, described or provided for in the within-mentioned Indenture.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS TRUSTEE


By:
   ---------------------------------
         AUTHORIZED OFFICER

                          [FORM OF REVERSE OF SECURITY]
                                XCEL ENERGY INC.
                      ___% DEBT SECURITIES, SERIES DUE ____

         This Security is one of a duly authorized issue of Debt Securities, Series (the "SECURITIES OF THIS SERIES") of the Company issued and to be issued under an Indenture dated as of __________, between the Company and Wells Fargo Bank Minnesota, National Association, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "INDENTURE"). Under the Indenture, one or more series of Securities may be issued and, as used herein, the term "Securities" refers to the Securities of this Series and any other outstanding series of Securities. Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Security holders and of the terms upon which the Securities are and are to be authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $___________.

         [As applicable, one of the following two sentences: This Security
may not be redeemed prior to               ,              . This Security is
not redeemable prior to the Maturity Date set forth on the face hereof.]
[If applicable: On or after              ,            , this Security is
redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Security shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

              Redemption Periods                  Redemption Prices
              ------------------                  -----------------


Notice of redemption will be given by mail to Holders of Securities of this Series not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this Series of like tenor for the unredeemed portion hereof will be issued in the name of the Securityholder hereof upon the surrender hereof.

         Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or the date on which the principal of this Security is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Security is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Security is required to be paid.

         The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Securities (except for certain obligations including obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Securities on the dates such payments are due in accordance with the terms of the Securities.

         If an Event of Default shall occur and be continuing, the principal of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Securityholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Securities. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Security.

         As set forth in and subject to the provisions of the Indenture, no Holder of any Securities will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Securities, the Holders of not less than a majority in principal amount of the outstanding Securities affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; PROVIDED, HOWEVER, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Security on or after the respective due dates expressed here.

         No reference herein to the Indenture and to provisions of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, places and rates and the coin or currency prescribed in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register. Upon surrender of this Security for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Securities of this Series of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

         The Securities of this Series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT
                                            MIN ACT -- ______ Custodian ________
                                                       (Cust)           (Minor)

TEN ENT -- as tenants by the entireties     Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right of
survivorship and not as tenants in common   -----------------------------------
                                                          State

                    Additional abbreviations may also be used
                         though not in the above list.

                            ----------------------

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                   Please print or typewrite name and address
                      including postal zip code of assignee


----------------------------------------------
the within security and all rights thereunder, hereby irrevocably constituting and appointing
_______________ attorney to transfer said security on the books of the Company, with full power of substitution in the premises.

Dated:
      ------------------------------

                                       ----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.